Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com
PFSweb Reports 27% Service Fee growth in Second Quarter
- - -
PLANO, Texas, August 11, 2011 — PFSweb, Inc. (Nasdaq: PFSW), an international provider of end-to-end web commerce solutions, today announced its financial results for the second quarter and six months ended June 30, 2011.
“Our financial results for the second quarter were driven by growing momentum in our Service Fee business, as several new End2End eCommerce programs have ramped up,” stated Mark Layton, Chairman and Chief Executive Officer of PFSweb. “We are trending ahead of our previously targeted 20% service fee revenue growth for the year as we continue to see exciting new opportunities emerge from both new client agreements as well as existing programs. Most recently, we implemented a customized End2End solution for Starbucks’ new, state-of-the-art eCommerce site, which was launched the last week of July. We continue to have success in winning further new contracts and are currently in the process of implementing many new relationships that will launch either later in CY2011 or early 2012.”
Summary of consolidated results for the Second quarter ended June 30, 2011:
•	Total revenue was $68.0 million for the second quarter of 2011 compared to $66.4 million for second quarter of 2010;

•	Service Fee revenue increased 26.6% to $21.0 million, compared with $16.6 million for the same period in 2010;

•	Adjusted EBITDA (as defined) was $1.1 million for both the second quarter of 2011 as well as 2010.

•	Net loss was $1.2 million, or $0.10 per basic and diluted share, compared to net loss of $1.5 million, or $0.14 per basic and diluted share, for the second quarter of 2010. Net loss for the second quarter of 2011 included $14,000 of income from discontinued operations related to eCOST.com, compared to a $0.4 million net loss from discontinued operations related to eCOST.com for the same period last year;

•	Non-GAAP net loss (as defined) was $0.8 million, or $0.07 per basic and diluted share, in both quarters ended June 30, 2011 and 2010;

•	Total cash, cash equivalents and restricted cash was $20.2 million as of June 30, 2011 compared to $20.3 million as of December 31, 2010.

Summary of consolidated results for the six months ended June 30, 2011:
•	Total reported revenue was $140.4 million compared to $134.6 million for the six months ended June 30, 2010;

•	Service Fee revenue increased 22.5% to $39.9 million, compared with $32.5 million for the six months ended June 30, 2010;

•	Adjusted EBITDA (as defined) was $1.5 million compared to $1.9 million for the six months ended June 30, 2010;

•	Net loss was $3.5 million, or $0.28 per basic and diluted share, compared to net loss of $2.7 million or $0.26 per basic and diluted share, for the six months ended June 30, 2010. Net loss for the first six months of 2011 included a $0.6 million loss from discontinued operations related to eCOST.com compared to a $0.4 million loss from discontinued operations related to eCOST.com in the same period last year;

•	Non-GAAP net loss was $2.2 million, or $0.18 per basic and diluted share, compared to a non-GAAP net loss of $1.9 million, or $0.18 per basic and diluted share, for the six months ended June 30, 2010.
“With the momentum we are experiencing in our service fee business, we have elected to make incremental investments in personnel, facilities, sales and marketing and technology in an effort to capture this exciting market opportunity. We are focused on striking a careful balance between investing to embrace growth and improving our overall financial performance. As such, while we expect to continue to make investments in our future, resulting in higher SG&A costs, we also continue to target adjusted EBITDA of between $6.0 million and $7.0 million for CY2011.
“Looking ahead, we remain excited by our potential to continue to build upon our successes as the overall eCommerce market is flush with opportunities, including both new client agreements as well as organic growth through existing programs. This is partially being driven by the ever evolving Manufacturer Direct to Consumer web commerce channel where we continue to see opportunities from well-known fashion and cosmetic brands as well as consumer packaged goods companies,” concluded Mr. Layton.
Conference Call Information
Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Thursday, August 11, 2011, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number 85084423 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.
A digital replay of the conference call will be available through September 11, 2011 at (855) 859-2056, pin number 85084423. The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures
This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA.
Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense and income (loss) from discontinued operations.
EBITDA represents earnings (or losses) before income (loss) from discontinued operations, interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation.
Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation and income (loss) from discontinued operations and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes, and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance.
PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.
About PFSweb, Inc.
PFSweb develops and deploys comprehensive end-to-end eCommerce solutions for Fortune 1000, Global 2000 and brand name companies, including interactive marketing services, global fulfillment and logistics and high-touch customer care. The company serves a multitude of industries and company types, including such clients as Starbucks, P&G, LEGO, Carter’s, Lucky Brand Jeans, Juicy Couture, Kensie, kate spade new york, AAFES, Riverbed, InfoPrint Solutions Company, Hawker Beechcraft Corp., Roots Canada Ltd. and Xerox.
To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s website at http://www.pfsweb.com.
The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the three months ended March 31, 2011 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.
(Tables Follow)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations (A)
(In Thousands, Except Per Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
REVENUES:
Product revenue, net	$38,799	$43,654	$84,082	$89,276
Service fee revenue	20,970	16,567	39,870	32,546
Pass-thru revenue	8,239	6,186	16,445	12,820

Total revenues	68,008	66,407	140,397	134,642

COSTS OF REVENUES:
Cost of product revenue	35,411	40,623	77,877	82,985
Cost of service fee revenue	15,795	11,987	29,578	23,441
Cost of pass-thru revenue	8,239	6,186	16,445	12,820

Total costs of revenues	59,445	58,796	123,900	119,246

Gross profit	8,563	7,611	16,497	15,396
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,430	8,378	18,718	16,986

Loss from operations	(867)	(767)	(2,221)	(1,590)
INTEREST EXPENSE, NET	270	234	461	488

Loss before income taxes	(1,137)	(1,001)	(2,682)	(2,078)
INCOME TAX PROVISION	95	54	230	180

LOSS FROM CONTINUING OPERATIONS	(1,232)	(1,055)	(2,912)	(2,258)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	14	(440)	(589)	(446)

NET LOSS	$(1,218)	$(1,495)	$(3,501)	$(2,704)

NON-GAAP LOSS	$(833)	$(793)	$(2,203)	$(1,900)

NET LOSS PER SHARE:
Basic and Diluted	$(0.10)	$(0.14)	$(0.28)	$(0.26)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and Diluted	12,567	10,796	12,418	10,369

EBITDA	$676	$813	$817	$1,544

ADJUSTED EBITDA	$1,075	$1,075	$1,526	$1,902

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2010.

PFSweb, Inc. and Subsidiaries
Reconciliation of certain Non-GAAP Items to GAAP
(In Thousands, Except Per Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
NET LOSS	$(1,218)	$(1,495)	$(3,501)	$(2,704)
(Income) loss from discontinued operations, net of tax	(14)	440	589	446
Income tax expense	95	54	230	180
Interest expense	270	234	461	488
Depreciation and amortization	1,543	1,580	3,038	3,134

EBITDA	$676	$813	$817	$1,544
Stock-based compensation	399	262	709	358

ADJUSTED EBITDA	$1,075	$1,075	$1,526	$1,902

	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
NET LOSS	$(1,218)	$(1,495)	$(3,501)	$(2,704)
(Income) loss from discontinued operations, net of tax	(14)	440	589	446
Stock-based compensation	399	262	709	358

NON-GAAP LOSS	$(833)	$(793)	$(2,203)	$(1,900)

NET LOSS PER SHARE:
Basic and Diluted	$(0.10)	$(0.14)	$(0.28)	$(0.26)

NON-GAAP LOSS Per Share:
Basic and Diluted	$(0.07)	$(0.07)	$(0.18)	$(0.18)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(In Thousands, Except Share Data)

	June 30,	December 31,
	2011	2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$18,959	$18,430
Restricted cash	1,267	1,853
Accounts receivable, net of allowance for doubtful accounts of $718 and $754 at June 30, 2011 and December 31, 2010, respectively	37,225	41,438
Inventories, net of reserves of $1,582 and $1,561 at June 30, 2011 and December 31, 2010, respectively	38,985	35,161
Assets of discontinued operations	—	2,776
Other receivables	12,779	14,539
Prepaid expenses and other current assets	4,405	3,580

Total current assets	113,620	117,777

PROPERTY AND EQUIPMENT, net	10,775	9,124
ASSETS OF DISCONTINUED OPERATIONS	—	1,126
OTHER ASSETS	2,216	2,203

Total assets	126,611	130,230

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$19,191	$18,320
Trade accounts payable	49,134	55,692
Deferred revenue	5,470	5,254
Accrued expenses	18,690	15,870

Total current liabilities	92,485	95,136

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	1,135	2,136
OTHER LIABILITIES	4,074	3,608

Total liabilities	97,694	100,880

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 12,667,150 and 12,255,064 shares issued at June 30, 2011 and December 31, 2010, respectively; and 12,648,789 and 12,236,703 outstanding as of June 30, 2011 and December 31, 2010, respectively	13	12
Additional paid-in capital	103,511	101,229
Accumulated deficit	(76,833)	(73,332)
Accumulated other comprehensive income	2,311	1,526
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’ equity	28,917	29,350

Total liabilities and shareholders’ equity	$126,611	$130,230

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended June 30, 2011
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$38,799	$—	$—	$38,799
Service fee revenue	20,970	—	—	—	20,970
Service fee revenue — affiliate	1,588	—	—	(1,588)	—
Pass-thru revenue	8,240	—	—	(1)	8,239

Total revenues	30,798	38,799	—	(1,589)	68,008

COSTS OF REVENUES:
Cost of product revenue	—	35,411	—	—	35,411
Cost of service fee revenue	16,354	—	—	(559)	15,795
Cost of pass-thru revenue	8,240	—	—	(1)	8,239

Total costs of revenues	24,594	35,411	—	(560)	59,445

Gross profit	6,204	3,388	—	(1,029)	8,563
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,245	2,214	—	(1,029)	9,430

Income (loss) from operations	(2,041)	1,174	—	—	(867)
INTEREST EXPENSE (INCOME), NET	(61)	331	—	—	270

Income (loss) before income taxes	(1,980)	843	—	—	(1,137)
INCOME TAX PROVISION (BENEFIT)	(251)	346	—	—	95

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,729)	497	—	—	(1,232)
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	14		14

NET INCOME (LOSS)	$(1,729)	$497	$14	$—	$(1,218)

NON-GAAP NET INCOME (LOSS)	$(1,330)	$497	$—	$—	$(833)

EBITDA	$(505)	$1,181	$—	$—	$676

ADJUSTED EBITDA	$(106)	$1,181	$—	$—	$1,075

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,729)	$497	$14	$—	(1,218)
Income from discontinued operations, net of tax	—	—	(14)	—	(14)
Income tax expense (benefit)	(251)	346	—	—	95
Interest expense (income)	(61)	331	—	—	270
Depreciation and amortization	1,536	7	—	—	1,543

EBITDA	$(505)	$1,181	$—	$—	$676
Stock-based compensation	399	—	—	—	399

ADJUSTED EBITDA	$(106)	$1,181	$—	$—	$1,075

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,729)	$497	$14	$—	$(1,218)
Income from discontinued operations, net of tax	—	—	(14)	—	(14)
Stock-based compensation	399	—	—	—	399

NON-GAAP NET INCOME (LOSS)	$(1,330)	$497	$—	$—	$(833)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Six Months Ended June 30, 2011
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$84,082	$—	$—	$84,082
Service fee revenue	39,870	—	—	—	39,870
Service fee revenue — affiliate	3,252	—	—	(3,252)	—
Pass-thru revenue	16,446	—	—	(1)	16,445

Total revenues	59,568	84,082	—	(3,253)	140,397

COSTS OF REVENUES:
Cost of product revenue	—	77,877	—	—	77,877
Cost of service fee revenue	30,702	—	—	(1,124)	29,578
Cost of pass-thru revenue	16,446	—	—	(1)	16,445

Total costs of revenues	47,148	77,877	—	(1,125)	123,900

Gross profit	12,420	6,205	—	(2,128)	16,497
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	16,460	4,386	—	(2,128)	18,718

Income (loss) from operations	(4,040)	1,819	—	—	(2,221)
INTEREST EXPENSE (INCOME), NET	(116)	577	—	—	461

Income (loss) before income taxes	(3,924)	1,242	—	—	(2,682)
INCOME TAX PROVISION (BENEFIT)	(276)	506	—	—	230

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,648)	736	—	—	(2,912)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(589)		(589)

NET INCOME (LOSS)	$(3,648)	$736	$(589)	$—	$(3,501)

NON-GAAP NET INCOME (LOSS)	$(2,939)	$736	$—	$—	$(2,203)

EBITDA	$(1,016)	$1,833	$—	$—	$817

ADJUSTED EBITDA	$(307)	$1,833	$—	$—	$1,526

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(3,648)	$736	$(589)	$—	(3,501)
Loss from discontinued operations, net of tax	—	—	589	—	589
Income tax expense (benefit)	(276)	506	—	—	230
Interest expense (income)	(116)	577	—	—	461
Depreciation and amortization	3,024	14	—	—	3,038

EBITDA	$(1,016)	$1,833	$—	$—	$817
Stock-based compensation	709	—	—	—	709

ADJUSTED EBITDA	$(307)	$1,833	$—	$—	$1,526

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(3,648)	$736	$(589)	$—	$(3,501)
Loss from discontinued operations, net of tax	—	—	589	—	589
Stock-based compensation	709	—	—	—	709

NON-GAAP NET INCOME (LOSS)	$(2,939)	$736	$—	$—	$(2,203)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended June 30, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$43,654	$—	$—	$43,654
Service fee revenue	16,567	—	—	—	16,567
Service fee revenue — affiliate	1,738	—	—	(1,738)	—
Pass-thru revenue	6,202	—	—	(16)	6,186

Total revenues	24,507	43,654	—	(1,754)	66,407

COSTS OF REVENUES:
Cost of product revenue	—	40,623	—	—	40,623
Cost of service fee revenue	12,572	—	—	(585)	11,987
Cost of pass-thru revenue	6,202	—	—	(16)	6,186

Total costs of revenues	18,774	40,623	—	(601)	58,796

Gross profit	5,733	3,031	—	(1,153)	7,611
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,310	2,221	—	(1,153)	8,378

Income (loss) from operations	(1,577)	810	—	—	(767)
INTEREST EXPENSE (INCOME), NET	(59)	293	—	—	234

Income (loss) before income taxes	(1,518)	517	—	—	(1,001)
INCOME TAX PROVISION (BENEFIT)	(142)	196	—	—	54

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,376)	321	—	—	(1,055)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(440)		(440)

NET INCOME (LOSS)	$(1,376)	$321	$(440)	$—	$(1,495)

NON-GAAP NET INCOME (LOSS)	$(1,114)	$321	$—	$—	$(793)

EBITDA	$(4)	$817	$—	$—	$813

ADJUSTED EBITDA	$258	$817	$—	$—	$1,075

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,376)	$321	$(440)	$—	(1,495)
Loss from discontinued operations, net of tax	—	—	440	—	440
Income tax expense (benefit)	(142)	196	—	—	54
Interest expense (income)	(59)	293	—	—	234
Depreciation and amortization	1,573	7	—	—	1,580

EBITDA	$(4)	$817	$—	$—	$813
Stock-based compensation	262	—	—	—	262

ADJUSTED EBITDA	$258	$817	$—	$—	$1,075

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,376)	$321	$(440)	$—	$(1,495)
Loss from discontinued operations, net of tax	—	—	440	—	440
Stock-based compensation	262	—	—	—	262

NON-GAAP NET INCOME (LOSS)	$(1,114)	$321	$—	$—	$(793)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Six Months Ended June 30, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$89,276	$—	$—	$89,276
Service fee revenue	32,546	—	—	—	32,546
Service fee revenue — affiliate	3,438	—	—	(3,438)	—
Pass-thru revenue	12,838	—	—	(18)	12,820

Total revenues	48,822	89,276	—	(3,456)	134,642

COSTS OF REVENUES:
Cost of product revenue	—	82,985	—	—	82,985
Cost of service fee revenue	24,673	—	—	(1,232)	23,441
Cost of pass-thru revenue	12,838	—	—	(18)	12,820

Total costs of revenues	37,511	82,985	—	(1,250)	119,246

Gross profit	11,311	6,291	—	(2,206)	15,396
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	14,710	4,482	—	(2,206)	16,986

Income (loss) from operations	(3,399)	1,809	—	—	(1,590)
INTEREST EXPENSE (INCOME), NET	(115)	603	—	—	488

Income (loss) before income taxes	(3,284)	1,206	—	—	(2,078)
INCOME TAX PROVISION (BENEFIT)	(272)	452	—	—	180

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,012)	754	—	—	(2,258)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(446)		(446)

NET INCOME (LOSS)	$(3,012)	$754	$(446)	$—	$(2,704)

NON-GAAP NET INCOME (LOSS)	$(2,654)	$754	$—	$—	$(1,900)

EBITDA	$(280)	$1,824	$—	$—	$1,544

ADJUSTED EBITDA	$78	$1,824	$—	$—	$1,902

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(3,012)	$754	$(446)	$—	(2,704)
Loss from discontinued operations, net of tax	—	—	446	—	446
Income tax expense (benefit)	(272)	452	—	—	180
Interest expense (income)	(115)	603	—	—	488
Depreciation and amortization	3,119	15	—	—	3,134

EBITDA	$(280)	$1,824	$—	$—	$1,544
Stock-based compensation	358	—	—	—	358

ADJUSTED EBITDA	$78	$1,824	$—	$—	$1,902

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(3,012)	$754	$(446)	$—	$(2,704)
Loss from discontinued operations, net of tax	—	—	446	—	446
Stock-based compensation	358	—	—	—	358

NON-GAAP NET INCOME (LOSS)	$(2,654)	$754	$—	$—	$(1,900)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of June 30, 2011
(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,987	$3,972	$—	$18,959
Restricted cash	138	1,129	—	1,267
Accounts receivable, net	19,851	17,667	(293)	37,225
Inventories, net	—	38,985	—	38,985
Assets of discontinued operations	—	—	—	—
Other receivables	—	12,779	—	12,779
Prepaid expenses and other current assets	2,769	1,636	—	4,405

Total current assets	37,745	76,168	(293)	113,620

PROPERTY AND EQUIPMENT, net	10,671	104	—	10,775
RECEIVABLE/INVESTMENT IN AFFILIATES	15,729	—	(15,729)	—
ASSETS OF DISCONTINUED OPERATIONS	—	—	—	—
OTHER ASSETS	1,999	217	—	2,216

Total assets	66,144	76,489	(16,022)	126,611

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,166	$11,025	$—	$19,191
Trade accounts payable	5,594	43,833	(293)	49,134
Accrued expenses	17,324	6,836	—	24,160

Total current liabilities	31,084	61,694	(293)	92,485

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	1,065	70	—	1,135
PAYABLE TO AFFILIATES	—	22,745	(22,745)	—
OTHER LIABILITIES	4,074	—	—	4,074

Total liabilities	36,223	84,509	(23,038)	97,694

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	103,511	28,059	(28,059)	103,511
Retained earnings (accumulated deficit)	(75,836)	(39,807)	38,810	(76,833)
Accumulated other comprehensive income	2,318	2,709	(2,716)	2,311
Treasury stock	(85)	—	—	(85)

Total shareholders’ equity	29,921	(8,020)	7,016	28,917

Total liabilities and shareholders’ equity	$66,144	$76,489	$(16,022)	$126,611

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of December 31, 2010
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,471	$3,110	$1,849	$—	$18,430
Restricted cash	777	884	192	—	1,853
Accounts receivable, net	21,234	19,524	987	(307)	41,438
Inventories, net	—	35,161	—	—	35,161
Assets of discontinued operations	—	—	2,776	—	2,776
Other receivables	—	13,822	717	—	14,539
Prepaid expenses and other current assets	2,006	1,469	105	—	3,580

Total current assets	37,488	73,970	6,626	(307)	117,777

PROPERTY AND EQUIPMENT, net	8,861	22	241	—	9,124
RECEIVABLE/INVESTMENT IN AFFILIATES	14,255	—	—	(14,255)	—
ASSETS OF DISCONTINUED OPERATIONS	—	—	1,126	—	1,126
OTHER ASSETS	2,013	—	190	—	2,203

Total assets	62,617	73,992	8,183	(14,562)	130,230

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,332	$9,953	$35	$—	$18,320
Trade accounts payable	6,356	44,896	4,747	(307)	55,692
Accrued expenses	12,994	6,260	1,870	—	21,124

Total current liabilities	27,682	61,109	6,652	(307)	95,136

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,031	—	105	—	2,136
PAYABLE TO AFFILIATES	—	4,255	18,490	(22,745)	—
OTHER LIABILITIES	3,608	—	—	—	3,608

Total liabilities	33,321	65,364	25,247	(23,052)	100,880

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	12	—	19	(19)	12
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	101,229	—	28,059	(28,059)	101,229
Retained earnings (accumulated deficit)	(73,387)	5,410	(45,148)	39,793	(73,332)
Accumulated other comprehensive income	1,527	2,218	6	(2,225)	1,526
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	29,296	8,628	(17,064)	8,490	29,350

Total liabilities and shareholders’ equity	$62,617	$73,992	$8,183	$(14,562)	$130,230